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                                           497(e) File Nos. 2-90518 and 811-4006


      SUPPLEMENT DATED SEPTEMBER 3, 1997 TO PROSPECTUS DATED MAY 1, 1997

                            CITISELECT(SM) FOLIO 200
                            CITISELECT(SM) FOLIO 300
                            CITISELECT(SM) FOLIO 400
                            CITISELECT(SM) FOLIO 500

The section of the Prospectus entitled "Proposed Restructuring" on page 20 is amended to read as follows:

PROPOSED RESTRUCTURING: The Funds' Board of Trustees has approved a restructuring of the Funds in order to achieve economies of scale and increased flexibility in the management of Fund assets. Under the restructuring, each of the Funds would no longer invest in a single corresponding Portfolio (an "Old Portfolio") and instead would invest in multiple new or existing registered investment companies (collectively, called "New Portfolios"). The New Portfolios would correspond to the asset classes of securities (e.g., large capitalization growth securities or domestic fixed income securities) in which each Fund currently invests. The restructuring is subject to approval by shareholders of amendments to the Funds' Declaration of Trust and fundamental investment restrictions to permit assets of the Funds to be invested in one or more investment companies and of an amended and restated Management Agreement for each Fund with Citibank, N.A. Under the amended and restated Management Agreements, Citibank will provide investment advisory services to each Fund, including the asset allocation services previously provided to the Old Portfolio in which each Fund currently invests. Under the amended and restated Management Agreements, aggregate management fees to Citibank, including each Fund's share of management fees paid to New Portfolios of which Citibank is the manager, will not exceed 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year. This is the same management fee which Citibank receives under the current Management Agreements, including each Fund's share of its corresponding Old Portfolio's management fees.